BORROWINGS AND LEASES	6 Months Ended
Jun. 30, 2023
Financial Instruments [Abstract]
BORROWINGS AND LEASES
BORROWINGS AND LEASES
Borrowings Outstanding
The following table summarises the carrying value of the Group’s borrowings as at the dates presented:

	30 June 2023	31 December 2022
	€ million	€ million
Non-current:
Euro denominated bonds[3]	7,689	8,176
Foreign currency bonds (swapped into Euro)[1]	455	1,074
Australian dollar denominated bonds	337	422
Foreign currency bonds (swapped into Australian dollar or New Zealand dollar)[1]	329	364
Lease obligations	522	535
Total non-current borrowings	9,332	10,571

Current:
Euro denominated bonds	850	350
Foreign currency bonds (swapped into Euro)[1], [2]	594	797
Australian dollar denominated bonds	62	—
Foreign currency bonds (swapped into New Zealand dollar)[1]	46	48
Euro commercial paper[4]	543	—
Bank overdrafts[5]	188	—
Lease obligations	142	141
Total current borrowings	2,425	1,336
[1] Cross currency swaps are used by the Group to swap foreign currency bonds into the required local currency.
[2] In May the Group repaid on maturity the outstanding amount related to the US$850 million 0.50% Notes 2023.
[3] Some bonds are designated in full or partially in a fair value hedge relationship.
[4] During the 6 month period ending 30 June 2023, the Group issued €3,914 million and repaid €3,371 million Euro commercial paper. During the 6 month period ending 1 July 2022, the Group issued €2,394 million and repaid €2,157 million Euro commercial paper. The issuance net of repayments of Euro commercial paper is presented as changes in short-term borrowings in our condensed consolidated interim statement of cash flows.
[5] Included within bank overdrafts is €188 million in relation to a notional pooling arrangement for which an offsetting agreement is in place but does not meet the criteria for net presentation on the condensed consolidated interim statement of financial position. A corresponding amount is also shown in cash and cash equivalents.